Exhibit 99.2

Earnings Conference Call July 25, 2013 Quarter Ended June 30, 2013

Cautionary Statement Certain statements included herein contain forward-looking statements within the meaning of federal securities laws about KEMET Corporation's (the "Company") financial condition and results of operations that are based on management's current expectations, estimates and projections about the markets in which the Company operates, as well as management's beliefs and assumptions. Words such as "expects," "anticipates," "believes," "estimates," variations of such words and other similar expressions are intended to identify such forward-looking statements. These statements are not guarantees of future performance and involve certain risks, uncertainties and assumptions, which are difficult to predict. Therefore, actual outcomes and results may differ materially from what is expressed or forecasted in, or implied by, such forward-looking statements. Readers are cautioned not to place undue reliance on these forward-looking statements, which reflect management's judgment only as of the date hereof. The Company undertakes no obligation to update publicly any of these forward-looking statements to reflect new information, future events or otherwise. Factors that may cause the actual outcome and results to differ materially from those expressed in, or implied by, these forward-looking statements include, but are not necessarily limited to the following: (i) adverse economic conditions could impact our ability to realize operating plans if the demand for our products declines, and such conditions could adversely affect our liquidity and ability to continue to operate; (ii) adverse economic conditions could cause the write down of long-lived assets or goodwill; (iii) an increase in the cost or a decrease in the availability of our principal or single-sourced purchased materials; (iv) changes in the competitive environment; (v) uncertainty of the timing of customer product qualifications in heavily regulated industries; (vi) economic, political, or regulatory changes in the countries in which we operate; (vii) difficulties, delays or unexpected costs in completing the restructuring plan; (viii) equity method investments expose us to a variety of risks; (ix) acquisitions and other strategic transactions expose us to a variety of risks; (x) inability to attract, train and retain effective employees and management; (xi) inability to develop innovative products to maintain customer relationships and offset potential price erosion in older products; (xii) exposure to claims alleging product defects; (xiii) the impact of laws and regulations that apply to our business, including those relating to environmental matters; (xiv) the impact of international laws relating to trade, export controls and foreign corrupt practices; (xv) volatility of financial and credit markets affecting our access to capital; (xvi) the need to reduce the total costs of our products to remain competitive; (xvii) potential limitation on the use of net operating losses to offset possible future taxable income; (xviii) restrictions in our debt agreements that limit our flexibility in operating our business; and (xix) additional exercise of the warrant by K Equity which could potentially result in the existence of a significant stockholder who could seek to influence our corporate decisions. 2

Income Statement Highlights U.S. GAAP 3 Jun-13 Mar-13 Net sales 202,723 $ 203,034 $ Gross margin 17,534 $ 27,167 $ Gross margin as a percentage of net sales 8.6% 13.4% Selling, general and administrative 26,502 $ 30,913 $ SG&A as a percentage of net sales 13.1% 15.2% Operating loss (19,958) $ (15,927) $ Net loss (35,139) $ (25,251) $ Loss per share - basic (0.78) $ (0.56) $ Loss per share - diluted (0.78) $ (0.56) $ Weighted avg. shares - basic 45,022 44,953 Weighted avg. shares - diluted 45,022 44,953 (Amounts in thousands, except percentages and per share data) For the Quarters Ended

Income Statement Highlights Non-GAAP 4 Jun-13 Mar-13 Net sales 202,723 $ 203,034 $ Adjusted gross margin 22,867 $ 28,802 $ Gross margin as a percentage of net sales 11.3% 14.2% Adjusted selling, general and administrative 23,590 $ 23,426 $ SG&A as a percentage of net sales 11.6% 11.5% Adjusted operating loss (7,044) $ (1,321) $ Adjusted net loss (17,023) $ (9,801) $ Loss per share - basic (0.38) $ (0.22) $ Loss per share - diluted (0.38) $ (0.22) $ Weighted avg. shares - basic 45,022 44,953 Weighted avg. shares - diluted 45,022 44,953 (Amounts in thousands, except percentages and per share data) For the Quarters Ended

Projected Inventories 5

Adjusted Gross Margin 6 (Amounts in thousands, except percentages) Jun-13 Mar-13 Net sales 202,723 $ 203,034 $ Gross margin 17,534 $ 27,167 $ Adjustments: Inventory write down 3,886 - Plant start-up costs 1,133 1,307 Stock-based compensation 314 328 Adjusted gross margin 22,867 $ 28,802 $ Adjusted gross margin as a percentage of net sales 11.3% 14.2% For the Quarters Ended

Adjusted Selling, General & Administrative Expenses 7 Jun-13 Mar-13 Net sales 202,723 $ 203,034 $ Selling, general and administrative expenses 26,502 $ 30,913 $ Adjustments: NEC TOKIN investment related expenses (1,307) (3,009) ERP integration costs (1,010) (2,469) Stock-based compensation (595) (655) Net curtailment and settlement gain on benefit plans - (1,354) Adjusted selling, general and administrative expenses 23,590 $ 23,426 $ Adjusted selling, general and administrative as a percentage of net sales 11.6% 11.5% (Amounts in thousands, except percentages) For the Quarters Ended

Adjusted Operating Loss 8 Jun-13 Mar-13 Operating loss (19,958) $ (15,927) $ Adjustments: Restructuring charges 4,610 5,047 Inventory write down 3,886 - NEC TOKIN investment related expenses 1,307 3,009 Plant start-up costs 1,133 1,307 ERP integration costs 1,010 2,469 Stock-based compensation 968 1,015 Net curtailment and settlement gain on benefit plans - 1,354 Write down of long-lived assets - 264 Net loss on sales and disposals of assets - 141 Adjusted operating loss (7,044) $ (1,321) $ (Amounts in thousands) For the Quarters Ended

Adjusted Net Loss and Adjusted EBITDA 9 Jun-13 Mar-13 Net loss (35,139) $ (25,251) $ Adjustments: Restructuring charges 4,610 5,047 Inventory write down 3,886 - Equity loss from NEC TOKIN 3,377 1,254 NEC TOKIN investment related expenses 1,307 3,009 Long-term receivable write down 1,444 - Plant start-up costs 1,133 1,307 Amortization included in interest expense 1,014 1,092 ERP integration costs 1,010 2,469 Stock-based compensation 968 1,015 Net foreign exchange (gain) loss (577) (911) Net curtailment and settlement gain on benefit plans - 1,354 Write down of long-lived assets - 264 Net loss on sales and disposals of assets - 141 Income tax effect of non-U.S. GAAP adjustments (56) (591) Adjusted net loss (17,023) $ (9,801) $ Adjusted EPS before equity loss from NEC TOKIN - basic (0.38) $ (0.22) $ Adjusted EPS before equity loss from NEC TOKIN - diluted (0.38) $ (0.22) $ Adjusted EBITDA 7,200 $ 11,386 $ Weighted avg. shares - basic 45,022 44,953 Weighted avg. shares - diluted 45,022 44,953 (Amounts in thousands, except percentages and per share data) For the Quarters Ended

Adjusted Operating Income Solid Capacitors 10 Jun-13 Mar-13 Operating income 12,808 $ 23,632 $ Adjustments: Inventory write down 3,886 - Restructuring charges 3,045 1,946 ERP integration costs 622 1,946 Stock-based compensation 177 171 Net curtailment and settlement gain on benefit plans - 903 Write down of long-lived assets - 264 Net loss on sales and disposals of assets - 18 Adjusted operating income 20,538 $ 28,880 $ (Amounts in thousands) For the Quarters Ended

Adjusted Operating Loss Film & Electrolytics 11 Jun-13 Mar-13 Operating loss (8,043) $ (8,774) $ Adjustments: Restructuring charges 1,410 1,339 Plant start-up costs 1,133 1,307 ERP integration costs 389 523 Stock-based compensation 137 155 Net curtailment and settlement gain on benefit plans - 451 Net loss on sales and disposals of assets - 123 Adjusted operating loss (4,974) $ (4,876) $ (Amounts in thousands) For the Quarters Ended

Financial Highlights Calculated as accounts receivable, net, plus inventories, net, less accounts payable Calculated by annualizing the current quarter’s Net sales and Cost of sales 12 (Amounts in millions, except DSO and DPO) Jun-13 Mar-13 FX Impact Cash, cash equivalents and restricted cash 69,006 $ 113,375 $ 189 $ Capital expenditures 15,481 $ 7,825 $ Short-term debt 7,648 $ 10,793 $ Long-term debt 372,865 369,990 Debt premium 2,780 2,717 Total debt 383,293 $ 383,500 $ Equity 244,369 $ 276,916 $ 2,272 $ Net working capital (1) 228,943 $ 228,510 $ 990 $ Days in receivables (DSO)(2) 45 43 Days in payables (DPO)(2) 44 34 (1)(1) 12

Sales Summary Q1 FY14 13 Telecom 18% Computer 15% Consumer 9% Ind/Light 25% Automotive 22% Def/Med 11% Industry EMS 16% OEM 38% Dist 46% Channel SC 74% F&E 26% Business Group Americas 29% EMEA 36% APAC 35% Region

Adjusted EBITDA Reconciliation 14 (Amounts in thousands) Jun-13 Mar-13 GAAP Net loss (35,139) $ (25,251) $ Interest expense, net 9,870 10,463 Income tax expense (benefit) 1,580 (655) Depreciation and amortization 13,731 11,880 EBITDA (9,958) (3,563) Excluding the following items (Non-GAAP) Restructuring charges 4,610 5,047 Inventory write down 3,886 - Equity loss from NEC TOKIN 3,377 1,254 NEC TOKIN investment related expenses 1,307 3,009 Long-term receivable write down 1,444 - Plant start-up costs 1,133 1,307 ERP integration costs 1,010 2,469 Stock-based compensation 968 1,015 Net foreign exchange (gain) loss (577) (911) Net curtailment and settlement gain on benefit plans - 1,354 Write down of long-lived assets - 264 Net loss on sales and disposals of assets - 141 Adjusted EBITDA 7,200 $ 11,386 $ For the Quarters Ended

Non-GAAP Financial Measures Non-GAAP Financial Measures Included in this presentation are certain non-GAAP financial measures designed to complement the financial information presented in accordance with generally accepted accounting principles in the United States of America because management believes such measures are useful to investors. Adjusted gross margin Adjusted gross margin represents net sales less cost of sales excluding adjustments which are outlined in the quantitative reconciliation provided earlier in this presentation. Management uses Adjusted gross margin to facilitate our analysis and understanding of our business operations and believes that Adjusted gross margin is useful to investors because it provides a supplemental way to understand the underlying operating performance of the Company. Adjusted gross margin should not be considered as an alternative to gross margin or any other performance measure derived in accordance with GAAP. Adjusted selling, general and administrative expenses Adjusted selling, general and administrative expenses represents selling, general and administrative expenses excluding adjustments which are outlined in the quantitative reconciliation provided earlier in this presentation. Management uses Adjusted selling, general and administrative expenses to facilitate our analysis and understanding of our business operations and believes that Adjusted selling, general and administrative expenses is useful to investors because it provides a supplemental way to understand the underlying operating performance of the Company. Adjusted selling, general and administrative expenses should not be considered as an alternative to selling, general and administrative expenses or any other performance measure derived in accordance with GAAP. Adjusted operating income Adjusted operating income (loss) represents operating loss, excluding adjustments which are outlined in the quantitative reconciliation provided earlier in this presentation. Management uses Adjusted operating income (loss) to facilitate our analysis and understanding of our business operations and believes that Adjusted operating income (loss) is useful to investors because it provides a supplemental way to understand the underlying operating performance of the Company. Adjusted operating income (loss) should not be considered as an alternative to operating loss or any other performance measure derived in accordance with GAAP. 15

Non-GAAP Financial Measures Continued Adjusted net income (loss) and Adjusted EPS Adjusted net income and Adjusted EPS represent net income (loss) and EPS, excluding adjustments which are more specifically outlined in the quantitative reconciliation provided earlier in this presentation. Management uses Adjusted net income and Adjusted EPS to evaluate the Company's operating performance and believes that Adjusted net income and Adjusted EPS are useful to investors because they provide a supplemental way to possibly better understand the underlying operating performance of the Company. Adjusted net income and Adjusted EPS should not be considered as alternatives to net income, operating income or any other performance measures derived in accordance with GAAP. Adjusted EBITDA Adjusted EBITDA represents net loss before income tax expense (benefit), interest expense, net, and depreciation and amortization expense, adjusted to exclude the following: restructuring charges, inventory write down, equity loss from NEC TOKIN, write down of long-lived assets, ERP integration costs, long-term receivable write down, plant start-up costs, stock-based compensation, NEC TOKIN investment related expenses, net curtailment and settlement gain (loss) on benefit plans, net foreign exchange (gain) loss, registration related fees, and net (gain) loss on sales and disposals of assets. We present Adjusted EBITDA as a supplemental measure of our performance and ability to service debt. We also present Adjusted EBITDA because we believe such measure is frequently used by securities analysts, investors and other interested parties in the evaluation of companies in our industry. We believe Adjusted EBITDA is an appropriate supplemental measure of debt service capacity, because cash expenditures on interest are, by definition, available to pay interest, and tax expense is inversely correlated to interest expense because tax expense goes down as deductible interest expense goes up; depreciation and amortization are non-cash charges. The other items excluded from Adjusted EBITDA are excluded in order to better reflect our continuing operations. In evaluating Adjusted EBITDA, you should be aware that in the future we may incur expenses similar to the adjustments in this presentation. Our presentation of Adjusted EBITDA should not be construed as an inference that our future results will be unaffected by these types of adjustments. Adjusted EBITDA is not a measurement of our financial performance under GAAP and should not be considered as an alternative to net income, operating income or any other performance measures derived in accordance with GAAP or as an alternative to cash flow from operating activities as a measure of our liquidity. 16

Non-GAAP Financial Measures Continued Our Adjusted EBITDA measure has limitations as an analytical tool, and you should not consider it in isolation or as a substitute for analysis of our results as reported under GAAP. Some of these limitations are: it does not reflect our cash expenditures, future requirements for capital expenditures or contractual commitments; it does not reflect changes in, or cash requirements for, our working capital needs; it does not reflect the significant interest expense or the cash requirements necessary to service interest or principal payment on our debt; although depreciation and amortization are non-cash charges, the assets being depreciated and amortized will often have to be replaced in the future, and our Adjusted EBITDA measure does not reflect any cash requirements for such replacements; it is not adjusted for all non-cash income or expense items that are reflected in our statements of cash flows; it does not reflect the impact of earnings or charges resulting from matters we consider not to be indicative of our ongoing operations; it does not reflect limitations on or costs related to transferring earnings from our subsidiaries to us; and other companies in our industry may calculate this measure differently than we do, limiting its usefulness as a comparative measure. Because of these limitations, Adjusted EBITDA should not be considered as a measure of discretionary cash available to us to invest in the growth of our business or as a measure of cash that will be available to us to meet our obligations. You should compensate for these limitations by relying primarily on our GAAP results and using Adjusted EBITDA only supplementally. 17